EXHIBIT 99.2

Selection Criteria: IO

Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin

1. Summary

Scheduled Principal Balance: $258,140,010
Number of Mortgage Loans: 886
Average Scheduled Principal Balance: $291,354
Weighted Average Gross Coupon: 6.387%
Weighted Average Net Coupon: 5.877%
Weighted Average Current FICO Score: 644
Weighted Average Original LTV Ratio: 81.93%
Weighted Average Combined Original LTV Ratio: 81.93%
Weighted Average Stated Remaining Term (months): 359
Weighted Average Seasoning(months): 1
Weighted Average Months to Roll: 23
Weighted Average Gross Margin: 6.88%
Weighted Average Initial Rate Cap: 3.00%
Weighted Average Periodic Rate Cap: 1.50%
Weighted Average Gross Maximum Lifetime Rate: 13.39%

2. Current Principal Balance

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number of	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Current Principal Balance	Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
$50,001 - $75,000	4	$267,992	0.10%	7.81%	590	$66,998	80.00%	100.00%	100.00%
$75,001 - $100,000	18	1,610,313	0.62	6.779	635	89,462	83.15	94.04	100
$100,001 - $125,000	64	7,255,572	2.81	6.779	623	113,368	81.94	95.24	100
$125,001 - $150,000	57	7,850,039	3.04	6.827	631	137,720	82.36	84.07	100
$150,001 - $200,000	156	27,125,716	10.51	6.516	628	173,883	81.83	91.13	100
$200,001 - $250,000	138	30,968,476	12	6.394	639	224,409	81.64	82.45	99.24
$250,001 - $300,000	114	31,518,684	12.21	6.36	644	276,480	81.28	77.8	100
$300,001 - $350,000	83	26,918,160	10.43	6.265	642	324,315	82.19	67.25	100
$350,001 - $400,000	70	26,371,713	10.22	6.295	642	376,739	81.95	70.8	100
$400,001 & Above	182	98,253,345	38.06	6.34	653	539,854	82.13	65.69	98.59
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

3. Current Rate

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Current Rate	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
4.99 & Below	8	$3,237,871	1.25%	4.99%	692	$404,734	79.52%	90.73%	100.00%
5.00 - 5.49	39	13,697,457	5.31	5.317	663	351,217	79.02	96.68	100
5.50 - 5.99	202	61,597,140	23.86	5.816	653	304,936	79.49	86.79	100
6.00 - 6.49	221	65,227,403	25.27	6.261	641	295,147	81.18	77.08	99.37
6.50 - 6.99	274	82,877,538	32.11	6.723	639	302,473	82.49	59.53	98.82
7.00 - 7.49	75	17,139,921	6.64	7.239	629	228,532	87.12	72.87	100
7.50 - 7.99	57	12,765,215	4.95	7.72	632	223,951	89.35	66.17	98.17
8.00 - 8.49	8	1,369,872	0.53	8.178	645	171,234	91.86	70.48	100
8.50 - 8.99	2	227,592	0.09	8.715	647	113,796	93.88	100	100
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

4. Credit Score

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Credit Score	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
740 & Above	21	$7,231,751	2.80%	6.21%	761	$344,369	81.25%	33.56%	100.00%
720 - 739	17	5,009,594	1.94	6.024	727	294,682	80.77	63.94	100
700 - 719	42	13,246,023	5.13	6.254	710	315,381	82.41	54.18	100
680 - 699	62	19,347,332	7.49	6.378	689	312,054	82	45.75	100
660 - 679	129	42,284,173	16.38	6.184	669	327,784	81.05	64.36	100
640 - 659	148	49,151,525	19.04	6.363	649	332,105	80.46	56.49	100
620 - 639	126	36,673,264	14.21	6.3	631	291,058	82.51	89.27	98.25
600 - 619	153	40,655,814	15.75	6.516	608	265,724	84.17	97.45	100
580 - 599	185	43,176,780	16.73	6.675	589	233,388	82.02	95.02	97.74
560 - 579	2	792,753	0.31	6.877	566	396,376	90	100	100
540 - 559	1	571,000	0.22	5.99	555	571,000	63.44	100	100
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

5. Lien

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Lien	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
1st	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

6. Combined Original LTV

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Combined Original LTV	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
60.00 & Below	3	$891,011	0.35%	5.89%	644	$297,004	56.08%	52.86%	100.00%
60.01 - 70.00	16	4,983,983	1.93	5.924	630	311,499	64.78	76.29	100
70.01 - 80.00	667	192,126,234	74.43	6.272	648	288,045	79.77	68.62	99.56
80.01 - 85.00	39	11,402,547	4.42	6.375	632	292,373	84.34	97.09	100
85.01 - 90.00	114	34,044,881	13.19	6.689	623	298,639	89.93	90.05	97.73
90.01 - 95.00	21	8,016,823	3.11	7.287	641	381,753	94.91	100	100
95.01 - 100.00	26	6,674,530	2.59	7.488	657	256,713	99.93	82.8	100
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

7. Original LTV

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Original LTV	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
60.00 & Below	3	$891,011	0.35%	5.89%	644	$297,004	56.08%	52.86%	100.00%
60.01 - 70.00	16	4,983,983	1.93	5.924	630	311,499	64.78	76.29	100
70.01 - 80.00	667	192,126,234	74.43	6.272	648	288,045	79.77	68.62	99.56
80.01 - 85.00	39	11,402,547	4.42	6.375	632	292,373	84.34	97.09	100
85.01 - 90.00	114	34,044,881	13.19	6.689	623	298,639	89.93	90.05	97.73
90.01 - 95.00	21	8,016,823	3.11	7.287	641	381,753	94.91	100	100
95.01 - 100.00	26	6,674,530	2.59	7.488	657	256,713	99.93	82.8	100
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

8. Documentation

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Documentation	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
Full	696	$191,384,084	74.14%	6.30%	634	$274,977	82.52%	100.00%	99.37%
Stated	176	61,670,499	23.89	6.606	676	350,401	79.48	0	100
Easy	14	5,085,426	1.97	6.849	622	363,245	89.37	0	91.98
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

9. Purpose

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Purpose	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
PURCHASE	622	$172,983,407	67.01%	6.38%	647	$278,108	81.33%	70.04%	99.06%
CASHOUT REFI	255	82,793,677	32.07	6.4	637	324,681	83.29	82.42	100
RATE/TERM REFI	9	2,362,925	0.92	6.339	611	262,547	77.99	84.12	100

Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Purpose	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

10. Occupancy

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Occupancy	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
OWNER OCCUPIED	882	$256,520,367	99.37%	6.39%	644	$290,839	81.91%	74.14%	100.00%
SECOND HOME	4	1,619,643	0.63	6.703	606	404,911	84.77	74.81	0
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

11. Property Type

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Property Type	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
SINGLE FAMILY	772	$225,598,388	87.39%	6.38%	642	$292,226	81.86%	74.63%	99.39%
CONDO	70	17,438,823	6.76	6.429	655	249,126	80.44	68.14	98.66
24 FAMILY	44	15,102,799	5.85	6.386	652	343,245	84.63	73.78	100
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

12. State

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
State	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
CA	366	$133,259,460	51.62%	6.23%	648	$364,097	80.61%	68.00%	99.27%
FL	63	14,334,411	5.55	6.69	646	227,530	84.45	78.59	97.15
MD	39	10,647,809	4.12	6.597	632	273,021	83.08	73.29	100
CO	52	9,921,425	3.84	6.137	639	190,797	80.4	90.63	100
GA	51	9,834,377	3.81	6.756	626	192,831	83.27	89.07	100
VA	31	9,653,602	3.74	6.684	633	311,407	82.5	72.7	100
NY	25	9,289,307	3.6	6.377	657	371,572	84.7	70.83	100

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
State	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
NJ	26	9,117,750	3.53	6.256	645	350,683	81.65	84.47	100
MA	20	6,352,835	2.46	6.336	665	317,642	84.87	81.73	100
AZ	28	5,600,791	2.17	6.808	644	200,028	81.71	69.3	100
Other	185	40,128,243	15.55	6.636	633	216,909	84.01	83.67	99.42
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

13. Zip

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Zip	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
94561	4	$1,643,534	0.64%	6.40%	642	$410,884	82.74%	100.00%	100.00%
95020	3	1,542,654	0.6	5.87	680	514,218	80	71.43	100
95835	3	1,481,000	0.57	6.584	645	493,667	86.19	73.8	100
92109	2	1,457,500	0.56	6.489	635	728,750	76.78	100	100
94533	4	1,437,011	0.56	6.472	645	359,253	80	38.69	100
92345	5	1,423,105	0.55	6.608	654	284,621	80	13.44	100
89031	6	1,353,192	0.52	6.564	646	225,532	82.82	82.86	100
92562	3	1,326,740	0.51	6.374	654	442,247	81.65	71.35	100
93065	2	1,268,353	0.49	6.896	577	634,176	83.94	100	100
92688	3	1,262,400	0.49	6.347	663	420,800	77.04	22.18	100
Other	851	243,944,521	94.5	6.383	644	286,656	81.97	74.49	99.34
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

14. Remaining Months to Maturity

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Remaining Months to Maturity	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
241 - 360	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

15. Amortization Type

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Amortization Type	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
2 Year ARM IO	844	$245,500,631	95.10%	6.40%	643	$290,878	81.94%	73.40%	99.34%
3 Year ARM IO	42	12,639,379	4.9	6.179	658	300,938	81.81	88.42	100
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

16. Initial Periodic Cap

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number of	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Initial Periodic Cap	Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
3	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

17. Periodic Cap

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Periodic Cap	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
1.5	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

18. Months to Rate Reset

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Months to Rate Reset	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
13-24	844	$245,500,631	95.10%	6.40%	643	$290,878	81.94%	73.40%	99.34%
25-36	42	12,639,379	4.9	6.179	658	300,938	81.81	88.42	100
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

19. Life Maximum Rate

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Life Maximum Rate	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
0.00 - 11.99	8	$3,237,871	1.25%	4.99%	692	$404,734	79.52%	90.73%	100.00%
12.00 - 12.49	39	13,697,457	5.31	5.317	663	351,217	79.02	96.68	100
12.50 - 12.99	202	61,597,140	23.86	5.816	653	304,936	79.49	86.79	100
13.00 - 13.49	221	65,227,403	25.27	6.261	641	295,147	81.18	77.08	99.37
13.50 - 13.99	274	82,877,538	32.11	6.723	639	302,473	82.49	59.53	98.82
14.00 - 14.49	75	17,139,921	6.64	7.239	629	228,532	87.12	72.87	100
14.50 - 14.99	57	12,765,215	4.95	7.72	632	223,951	89.35	66.17	98.17
15.00 - 15.49	8	1,369,872	0.53	8.178	645	171,234	91.86	70.48	100
15.50 - 15.99	2	227,592	0.09	8.715	647	113,796	93.88	100	100
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

20. Margin

							Weighted
			Pct. Of		Weighted		Avg.
			Pool By	Weighted	Avg.	Avg.	Combined
	Number	Principal	Principal	Avg. Gross	Current	Principal	Original	Pct. Full	Pct. Owner
Margin	of Loans	Balance	Balance	Coupon	FICO	Balance	LTV	Doc	Occupied
5.50 - 5.99	8	$3,237,871	1.25%	4.99%	692	$404,734	79.52%	90.73%	100.00%
6.00 - 6.49	56	18,324,325	7.1	5.363	666	327,220	78.55	95.11	100
6.50 - 6.99	822	236,577,813	91.65	6.485	641	287,808	82.22	72.29	99.32
Total:	886	$258,140,010	100.00%	6.39%	644	$291,354	81.93%	74.14%	99.37%

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